TALBOT BANCSHARES, INC.
                           EMPLOYEE STOCK OPTION PLAN


A.   Purpose and Scope
     -----------------

     The purposes of this Plan are to encourage stock ownership by key management employees of Talbot Bancshares, Inc. and its subsidiaries, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company, and to assist the Company and its subsidiaries in attracting and retaining key personnel through the grant of options to purchase shares of the Company's common stock.

B.   Definitions
     -----------

     Unless otherwise required by the context:

1.   "Board" shall mean the Board of Directors of Talbot Bancshares, Inc.

2.   "Committee" shall mean the Personnel Committee, as described in Section D.

3.   "Company" shall mean Talbot Bancshares, Inc.

4.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

5. "Fair Market Value" shall mean the current fair market value of any Stock subject to an Option, as determined by the Committee in good faith.

6. "Incentive Stock Option" shall mean any Option granted under this Plan which qualifies as an incentive stock option, as described in Section 422 of the Code, at the time of its grant.

7. "Nonqualified Option shall mean any Option granted under this Plan which is not an Incentive Stock Option.

8. "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.

9. "Option Price shall mean the purchase price for Stock under an Option, as determined in Section F below.

10. "Participant" shall mean an employee of the Company or any of its subsidiaries, to whom an Option is granted under the Plan.

11.  "Plan" shall mean this Talbot Bancshares, Inc. Stock Option Plan.

12. "Restricted Stock" shall mean any stock acquired through the exercise of an Option.

13.  "Stock" shall mean the common stock of the Company, par value $.01.

14. "Ten Percent Shareholder" shall mean any individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

15. "Total and Permanent Disability" shall mean total and permanent disability as defined in Code Section 422(e)(3).

C.   Stock to be Optioned
     --------------------

     Subject to the provisions of Section L of the Plan, the maximum number of shares of Stock that may be optioned or conveyed under the Plan is 40,000 shares. Such shares shall be authorized, but unissued, shares of Stock of the Company. If any Option under this Plan shall terminate, expire, or be canceled as to any shares, new options may be granted covering those shares.

D.   Administration
     --------------

     The Plan shall be administered by the Committee. The Committee shall be composed of three members of the Board and shall be appointed by the Board. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board. Every member of the Committee shall be a
"disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

     The Committee shall be responsible to the Board for the operation of the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith with respect to the Plan.

     Notwithstanding anything in this Plan to the contrary, the Board reserves the right to terminate, by written resolution duly adopted by the Board, any and all powers delegated to the Committee in this Plan. In that event, those Committee powers so terminated by the Board shall revert to and be fully exercisable by the Board to the same extent as they were exercisable by the Committee, provided that no termination of the Committee's powers shall be retroactively effective. Any termination of the Committee's powers shall not be deemed to be a Plan amendment.

E.   Eligibility
     -----------

     The Committee may grant Options at any time to any key management employee (including an employee who is an officer) of the Company or any of its subsidiaries. However, in no event shall Options be granted to any employee if that grant would cause the aggregate fair market value (determined as of the date the option is granted) of the stock for which incentive stock options (as that term is defined in Code Section 422) will become exercisable for the first time by that employee in any calendar year under all stock option plans of the Company and its subsidiaries to exceed $100,000.

F.   Terms and Conditions of Options
     -------------------------------

     Options granted pursuant to the Plan shall be authorized by the Board, upon recommendation of the Committee, and shall be evidenced by agreements in such form as the Committee shall from time to time adopt. Every option agreement shall be subject to the following terms and conditions, and may also contain the terms and conditions described in Sections G and H, and any other terms and conditions as the Committee deems appropriate:

1. Time of Payment. Each Option agreement shall state that the Option Price shall be paid in full, in cash or other valuable consideration as the Committee deems acceptable, at the time an Option is exercised under the Plan.

               Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a certificate evidencing his ownership of such Restricted Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

2. Number of Shares. Each Option agreement shall state the total number of shares of Stock to which it pertains. No Option may be exercised for a fractional share of stock.

3. Time of Exercise. Each Option agreement shall specify the period during which the Option thereunder may be exercised and provide that the Option shall expire at the end of that period. No Option may be exercised later than ten years from the date on which it is granted; provided, however that in the case of an Incentive Stock Option granted to an individual who, at the time of grant, is a Ten Percent Shareholder, the Option may not be exercised more than five years after the date on which it was granted. In addition, no Option may be exercised prior to the approval of this Plan by the stockholders of the Company, as described in Section O.

4. Option Price. Each Option agreement shall state the purchase price for the Stock underlying that Option (the "Option Price"). In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Stock at the time of the grant and, in the case of any other Participant. The Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the grant, except where an option of the Company is being substituted for an option to Purchase shares of a subsidiary, in accordance with the requirements of Code Section 424. In no event shall the option price be less than the par value of the Stock.

5. Alienation. Each Option agreement shall state that the Option shall not be transferable other than by will or by the laws of descent and distribution, and that during the Participant's lifetime may only be exercised by that Participant.

6. Stock Appreciation Right. Each Option agreement may provide that upon the exercise of all or any part of the Option, the Participant shall receive the payment of an amount of cash with a value equivalent to a multiplier, determined by the Committee at the time of the Option's grant, times the excess of the aggregate Fair Market Value at the time of the Option exercise of the shares subject to the Option exercise over the aggregate purchase price for those shares (i.e., the Option Price times the number of shares subject to the Option exercise).

G.   Investment Representations
     --------------------------

     The Committee may, in its discretion, include in any Option agreement a condition that the person exercising any portion of that Option shall represent and warrant at the time of the exercise that any shares of Stock acquired upon exercise are being acquired only for investment and without any present intention to sell or distribute those shares.

H.   Restrictions on Stock Acquired Through Option Exercise
     ------------------------------------------------------

     The Committee may, in its discretion, include in any Option agreement restrictions on the disposition of any shares of Stock acquired through the exercise of that Option; provided, however, that such restrictions shall not limit the transfer of those shares of Stock by will or by the laws of descent or distribution. Each certificate representing shares of Stock acquired through the exercise of an Option granted under this Plan shall bear a legend indicating any such restrictions.

I.   Cancellation of Options Upon Termination of Employment
     ------------------------------------------------------

     Except as provided in Section J below, if a Participant ceases to be employed by the Company, his Options shall terminate immediately; provided, however, that if a Participant's cessation of employment is due to Total and Permanent Disability or his retirement with the consent of the Company, or one year after his Total and Permanent Disability, the Participant may, at any time within three months after the retirement with consent of his employment, or one year after his disability, exercise his Options to the extent that he was entitled to exercise them on the date of his cessation of employment, but in no event shall any Option be exercisable more than ten years after the date upon which it was granted.

     The Committee shall determine in each case whether a termination of employment shall be considered to be due to Total and Permanent Disability or retirement with the consent of the Company and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive.

J.   Rights in Event of Death
     ------------------------

     If a Participant dies without having fully exercised his Options, the executors, administrators, legatees or heirs of his estate shall have the right to exercise those Options, subject to the terms and to the same extent as the deceased Participant was on the date of his death.

K.   Effect of Change in Stock Subject to the Plan
     ---------------------------------------------

     The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option, and the Option Price provided for in any Option agreement then outstanding, shall be proportionately adjusted to reflect any change in the number or kind of shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a dividend, (3) an increase or decrease in the number of shares of issued Stock effected without receipt of consideration by the Company (other than as a result of contributions of Stock by the Company to any employee benefit plan), or (4) any other transaction or occurrence which, in the judgment of the Committee, has a similar effect upon the Stock. Such an adjustment shall be made in any manner deemed by the Committee to equitably prevent the substantial dissolution or enlargement of the rights granted to, or available for, Participants in the Plan.

     Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section J to exercise an Option) shall have the right, immediately prior to any such dissolution, liquidation, merger or consolidation, to exercise his Options, notwithstanding that such Options may not have vested, but only to the extent that his Options are otherwise exercisable under the terms of the Plan.

L.   Compliance with Applicable Laws and Regulations
     -----------------------------------------------

     This Plan, and the obligations of any party hereunder are subject to federal and state laws, rules and regulations. The inability of the Company to fulfill its obligations under this Plan because, in the opinion of counsel to the Company, those obligations are in conflict with any applicable law shall relieve the Company of its obligation(s) to the extent necessary to avoid that conflict.

M.   Reservation of Shares of Stock
     ------------------------------

     The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.



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N.   Amendment and Termination
     -------------------------

     The Board, by resolution, may terminate, amend, or revise the Plan. Any such revisions shall apply equally to all Participants. Except as otherwise provided by this Plan, neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan. Unless sooner terminated, the Plan shall remain in effect for a period of ten years from time date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

O.   Effective Date of Plan
     ----------------------

     The Plan shall be effective from the date that the Plan is adopted by the Board, subject, however, to the Plan's approval by the Company's stockholders within twelve (12) months before or after that date. If stockholder approval is not obtained within 12 months of the Board's adoption of the Plan, then this Plan, and all Stock Options and Option agreements granted under this Plan, shall automatically be null and void, ab initio.

                                   SIGNATURES

         The Company has caused this Plan to be executed, effective this 9 day of April, 1997.



ATTEST:                                        TALBOT BANCSHARES, INC.




/s/ Susan E. Leaverton                         By: /s/ W. Moorhead Vermilye
-----------------------------                      -----------------------------
                                                   W. Moorhead Vermilye
                                                   President




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